EX-99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the EA Series Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the EA Series Trust for the period ended September 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the EA Series Trust for the stated period.

/s/ Wesley Gray	/s/ John R. Vogel
Wesley Gray	John R. Vogel
President, Principal Executive Officer	Principal Financial Officer and Treasurer
EA Series Trust	EA Series Trust

Dated: January 13, 2023	Dated: January 13, 2023

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the EA Series Trust for purposes of Section 18 of the Securities Exchange Act of 1934.